ECHO AUTOMOTIVE, INC., 10-KA

Exhibit 10.20

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:	Executed at:
On:	On: 2·27·13
By LESSOR:	**By LESSEE:**
TREF Scottsdale LLC, a Delaware limited liability company by	Echo Automotive, Inc., a Nevada corporation
By:	By:
Name Printed: Jacque Chilton	Name Printed: Jason Plotke
Title: Principal	Title: President & Chairman
Email: jchilton@univest.com	Email:
By:	By:
Name Printed:	Name Printed: JASON PLOTKE
Title:	Title: PRESIDENT
Email:	Email: jplotke@echoautomotive.com
Address: 4900 North Scottsdale Road # 1000 Scottsdale, Arizona 85251	Address: 16800 North 80th Street Suite E Scottsdale, Arizona 85260
Telephone: (480) 467.2555	Telephone: ( )
Facsimile: (480) 421.6701	Facsimile: ( )
Federal ID No.	Federal ID No.
LESSOR'S BROKER:	**LESSEE'S BROKER:**
Cassidy Turley/BRE Commercial LLC	Lee & Associates
Attn: Michael A. Kitlica	Attn: Matt Fredrick
Title: Vice President	Title: Principal
Address: 2375 East Camelback Road., Suite 300 Phoenix, Arizona 85016	Address: 3200 East Camelback Road Suite 100 Phoenix, Arizona 85018
Telephone: (602) 954.9000	Telephone: (602) 956.7777
Facsimile: ( )	Facsimile: ( )
Email:	Email:
Federal ID No.	Federal ID No.

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

©Copyright 1999 By AIR Commercial Real Estate Association.
All rights reserved.
No part of these works may be reproduced in any form without permission in writing.

INITIALS

PAGE 17 OF 17

INITIALS

©1999 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM MTN-10-3/10E

ADDENDUM

This addendum to Lease (“Addendum”) is incorporated into and made a part of that certain Lease dated February 18, 2013, by and between TREF Scottsdale LLC, a Delaware limited liability company as “Lessor” and Echo Automotive, Inc., a Nevada corporation as “Lessee” (the “Lease”). The terms of this Addendum are intended to modify, amend, and supplement the terms and provisions of the Lease. To the extent of any conflict between the terms and provisions of this Addendum and the terms and provisions of the Lease, the terms and provisions of this Addendum shall control. Except as otherwise expressly provided in this Addendum, all capitalized terms used in this Addendum and defined in the Lease shall have the same meanings ascribed to them in the Lease.

50.	Base Rent: Lessee shall pay to Lessor as Base Rent for the Premises, as follows:

Lease Term	Per Square Foot Rate	Monthly Base Rent

Month 01:	$0.33 PSF	$2,480.28 per month*
Months 02-04:	$0.00 PSF	$0.00**
Months 05-12	$.033 PSF	$2,480.28 per month*
Months 13-24:	$0.75 PSF	$5,637.00 per month*
Months 25-39:	$0.80 PSF	$6,012.80 per month*

	*	Plus applicable rental taxes
	**	Lessee will be responsible for the NNN expenses effective April 15, 2013.
The current estimated NNN operating expenses are at .26 cents per square foot

51.

Option to Renew: Lessor shall grant the original Lessee one (1) three (3) year option to renew this Lease extension, upon the same terms and conditions herein; said option terms shall be at prevailing market rental rate with annual rent increases. In no event, however, shall rent on the first day of the option period be less than the previous month’s rent. Lessee’s option to renew shall be subject to: (a) Lessor’s receipt of Lessee’s written notice of its intention to exercise this option. Lessee’s written notice must be received by Lessor a minimum of six (6) months prior to lease termination and maximum of twelve (12) months prior to lease termination; (b) that lease is not, and has not been at anytime during the term of the lease, in default in performance of any of the terms, covenants, and conditions of the Lease.

52.

Parking: Lessee shall receive nine (9) uncovered unreserved and six (6) covered reserved parking spaces at the project free of charge for the initial lease term. Exhibit “B” reflects the location of the covered reserved parking spaces assigned to Lessee.

          IN WITNESS WHEREOF, the undersigned Lessor and Lessee have caused this Addendum to be duly executed by their duly authorized representatives as of the date of the Lease.

LESSOR:	LESSEE:
TREF Scottsdale LLC, a Delaware limited liability company by: Univest Management Company LLC, an Arizona limited liability company as managing agent for owner	Echo Automotive Inc., a Nevada corporation

By:	By:

Name Printed: Jacque Chilton	Name Printed: Jason Plotke

Title: Principal	Title: President & Chairman

Date: 3-1-13	Date: 2-27-13

EXHIBIT “A”

Scottsdale Airpark II
16000 North 80th Street, Scottsdale
Suite E- 7,516 SF

EXHIBIT "B"

16000 N 80th St, Scottsdale, AZ 85260, USA
407
408
SPACES: 407-408

EXHIBIT “A”

Scottsdale Airpark II
16000 North 80th Street, Scottsdale
Suite E- 7,516 SF

EXHIBIT "B"
16000 N 80th St, Scottsdale, AZ 85260, USA
408
407
SPACES: 407–408
/8/2012
1997
33°37'51.67" N 111°5